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                                                                   EXHIBIT 10.21

                       FIRST AMENDMENT TO CREDIT AGREEMENT

          THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the "First Amendment") dated
                                                         ---------------
as of August 2, 2001, by and among KPMG CONSULTING, INC., a Delaware corporation (the "Borrower"), the Guarantors, the Banks, and PNC BANK, NATIONAL ASSOCIATION,
      --------
as Administrative Agent.

                              W I T N E S S E T H:

          WHEREAS, the parties hereto are parties to that certain Credit Agreement dated as of May 21, 2001 (as heretofore amended, supplemented, restated or modified, the "Credit Agreement") by and among the Borrower, the
                           ----------------
Banks, the Guarantors, and PNC Bank, National Association, as Administrative Agent, and desire to further amend the terms thereof as set forth herein; and

          WHEREAS, the parties to the Credit Agreement desire to amend the terms thereof as set forth herein; and

          WHEREAS, defined terms used herein unless otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

          NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

          1.   Amendments to the Credit Agreement
               ----------------------------------

               The Credit Agreement is hereby amended as follows:

               A.   Definitions (Section 1.1).
                    -----------

               The following definitions are hereby amended and restated to read as set forth below:

               "Post-IPO Base Net Worth shall be computed on and after the date
                -----------------------
     of the IPO and shall mean the sum of


               (A) $463,200,000 [80% of Consolidated Net Worth on February 13, 2001],

               plus

               (B) 50% of consolidated net income of the Borrower and its Subsidiaries for each fiscal quarter in which net income was earned plus 80% of the net increase in Consolidated Net Worth resulting from the issuance of any equity securities by the Borrower, in each instance for the period from February 13, 2001 through the date of determination

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               less

               (C) the lesser of (1) the amount paid by the Loan Parties in connection with repurchases of stock of the Borrower made pursuant to and as described in clause (6) of Section 8.2.5 (Dividends and Related Distributions) and (2) $50,000,000.

     In computing Post-IPO Base Net Worth, consolidated net income earned during the fiscal quarter ending March 31, 2001 shall be prorated to determine the portion thereof earned before and after February 13, 2001."

               B.   Dividends and Related Distributions (Section 8.2.5).
                    -----------------------------------

                    A new clause (6) is hereby added to Section 8.2.5 (Dividends and Related Distributions) to follow immediately after clause (5) thereof and to read as follows:

               "(6) repurchases of stock of the Borrower, provided that (a) the aggregate amount of such repurchases made on and after the date of this Agreement shall not exceed $150,000,000, (b) at the time the Borrower makes any repurchase and after giving effect to such repurchase, there shall exist no Potential Default or Event of Default and (c) the Loan Parties shall indicate the aggregate amount of such repurchases on their next Compliance Certificate."

               C.   Capital Expenditures and Leases (Section 8.2.14).
                    -----------------------------------------------

                    Section 8.2.14 (Capital Expenditures and Leases) is amended and restated to read as set forth below:

          "8.2.14        Capital Expenditures and Leases
                         -------------------------------

          Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, make any payments (other than (1) consideration with respect to Permitted Acquisitions, (2) payments made by a Person or business acquired, directly or indirectly, by the Loan Parties or their Subsidiaries in a Permitted Acquisition incurred by such Person or business during periods prior to the date of such Permitted Acquisition or (3) payments made to KPMG LLP in an aggregate amount not to exceed $41,000,000 to acquire leasehold improvements from KPMG LLP) exceeding the amounts set forth below during the periods set forth below on account of the purchase or lease of any assets which if purchased would constitute fixed assets or which if leased would constitute a capitalized lease.


                  Period                                   Maximum Amount
                  ------                                   --------------

     July 1, 2000 through June 30, 2001                     $50,000,000

     July 1, 2001 through June 30, 2002                     $60,000,000


                                       2

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     July 1, 2002 through June 30, 2003                   $60,000,000

     July 1, 2003 through June 30, 2004                   $70,000,000"


               D.   Exhibit 8.2.6 (Acquisition Compliance Certificate).
                    -------------------------------------------------

                    Exhibit 8.2.6 (Acquisition Compliance Certificate) is hereby
                    -------------
     amended and restated to read as set forth in Exhibit 8.2.6 attached hereto
                                                  -------------
     and made a part hereof.

               E.   Exhibit 8.3.3 (Quarterly Compliance Certificate).
                    -----------------------------------------------

                    Exhibit 8.3.3 (Quarterly Compliance Certificate) is hereby
                    -------------
     amended and restated to read as set forth in Exhibit 8.3.3 attached hereto
                                                  -------------
     and made a part hereof.


          2.   Representations and Warranties.
               ------------------------------

               The Loan Parties hereby represent and warrant to the Banks as follows:

               (a) The representations and warranties of Loan Parties contained in the Credit Agreement are true and correct on and as of the date hereof with the same force and effect as though made by the Loan Parties on such date, except to the extent that any such representation or warranty expressly relates solely to a previous date in which case such representations and warranties are true and correct as of such date; and

               (b) The Loan Parties are in compliance with all terms, conditions, provisions, and covenants contained in the Credit Agreement; and the execution, delivery, and performance of this First Amendment have been duly authorized by all necessary corporate action, require no governmental approval, and will not contravene, conflict with, nor result in the breach of any law, charter, articles, or certificate of incorporation, bylaws, or agreement governing or binding upon the Loan Parties or any of their property; and no Event of Default or Potential Default has occurred and is continuing or would result from the making of this First Amendment.

          3.   Conditions to Effectiveness.
               ---------------------------

               This First Amendment shall not be effective until the Required Banks, the Administrative Agent, the Borrower and the other Loan Parties shall have executed and delivered to the Administrative Agent signature pages hereto and the fees payable under Section 4 hereof in connection herewith have been paid.

          4.   Amendment Fee.
               -------------

               The Borrower shall pay:


                                        3

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               (1) on August 2, 2001 to the Agent for the benefit of each Bank which delivers to the Agent or its counsel its signed signature page to this First Amendment (in accordance with delivery instructions given by the Agent or counsel) on or before August 2, 2001 an amendment fee in the amount of 10 basis points times the amount of such Bank's Commitment as of August 2, 2001, and

               (2) on August 6, 2001 to the Agent for the benefit of each Bank which does not deliver to the Agent or its counsel its signed signature page to this First Amendment in accordance with clause (1) above on or before August 2, 2001 but delivers such signed signature page to the Agent or its counsel on or before August 6, 2001 an amendment fee in the amount of 5 basis points times the amount of such Bank's Commitment as of August 6, 2001.

          5.   Amendment.
               ---------

               Any reference to the Credit Agreement or other Loan Documents in any document, instrument, or agreement shall hereafter mean and include the Credit Agreement or such Loan Document, including exhibits thereto, as amended hereby. In the event of any irreconcilable inconsistency between the terms or provisions hereof and the terms or provisions of the Credit Agreement or such Loan Document, including such exhibits, the terms and provisions hereof shall control.

          6.   Force and Effect.
               ----------------

               The Loan Parties reconfirm, restate, and ratify the Credit Agreement and all other documents executed in connection therewith except to the extent any such documents are expressly modified by this First Amendment, and the Loan Parties confirm that all such documents have remained in full force and effect since the date of their execution.

          7.   Governing Law.
               -------------

               This First Amendment shall be deemed to be a contract under the laws of the State of New York and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to its conflict of laws principles.

          8.   Counterparts; Effective Date.
               ----------------------------

               This First Amendment may be signed in any number of counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                                     * * * *


                                        4

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                   [SIGNATURE PAGE 1 OF 6 TO FIRST AMENDMENT]

          IN WITNESS WHEREOF and intending to be legally bound hereby, the parties hereto have executed this First Amendment as of the date first above written.

                                        BORROWER:

                                        KPMG CONSULTING, INC.

                                        By: _____________________________(SEAL)
                                            Name:
                                            Title:


                                        GUARANTORS:

                                        KPMG CONSULTING, LLC

                                        By: _____________________________(SEAL)
                                            Name:
                                            Title:


                                        KPMG CONSULTING ISRAEL, LLC

                                        By: _____________________________(SEAL)
                                            Name:
                                            Title:


                                        SOFTLINE ACQUISITION CORP.

                                        By: _____________________________(SEAL)
                                            Name:
                                            Title:



                                        SOFTLINE CONSULTING & INTEGRATORS, INC.

                                        By: _____________________________(SEAL)
                                            Name:
                                            Title:

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                   [SIGNATURE PAGE 2 OF 6 TO FIRST AMENDMENT]

                                        I2 MIDATLANTIC LLC

                                        By:______________________________(SEAL)
                                           Name:
                                           Title:


                                        I2 NORTHWEST LLC

                                        By:______________________________(SEAL)
                                           Name:
                                           Title:


                                        OAD ACQUISITION CORP.

                                        By:______________________________(SEAL)
                                           Name:
                                           Title:




                                        OAD GROUP, INC.

                                        By:______________________________(SEAL)
                                           Name:
                                           Title:


                                        METRIUS, INC.

                                        By:______________________________(SEAL)
                                           Name:
                                           Title:


                                        PEATMARWICK, INC.

                                        By:______________________________(SEAL)
                                           Name:
                                           Title:


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                   [SIGNATURE PAGE 3 OF 6 TO FIRST AMENDMENT]

                                        KPMG ENTERPRISE HOLDINGS LLC

                                        By:______________________________(SEAL)
                                           Name:
                                           Title:




                                        KPMG SOUTH PACIFIC, LLC

                                        By:______________________________(SEAL)
                                           Name:
                                           Title:


                                        KPMG CONSULTING AMERICAS, INC.

                                        By:______________________________(SEAL)
                                           Name:
                                           Title:


                                        BARENTS GROUP, L.L.C.

                                        By:______________________________(SEAL)
                                           Name:
                                           Title:


                                        PELOTON HOLDINGS, L.L.C.

                                        By:______________________________(SEAL)
                                           Name:
                                           Title:


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                   [SIGNATURE PAGE 4 OF 6 TO FIRST AMENDMENT]

                                        BARENTS EUROPEAN HOLDINGS, L.L.C.

                                        By:______________________________(SEAL)
                                           Name:
                                           Title:


                                        K CONSULTING SOUTHEAST ASIA, L.L.C.

                                        By:______________________________(SEAL)
                                           Name:
                                           Title:


                                        BARENTS GROUP RUSSIA, L.L.C.

                                        By:______________________________(SEAL)
                                           Name:
                                           Title:


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                   [SIGNATURE PAGE 5 OF 6 TO FIRST AMENDMENT]

                                        AGENT AND BANKS:


                                        PNC BANK, NATIONAL ASSOCIATION,
                                        individually and as Administrative Agent

                                        By:_____________________________________
                                        Title:__________________________________



                                        THE CHASE MANHATTAN BANK


                                        By:_____________________________________
                                        Title:__________________________________



                                        BARCLAYS BANK PLC


                                        By:_____________________________________
                                        Title:__________________________________



                                        SOCIETE GENERALE


                                        By:_____________________________________
                                        Title:__________________________________



                                        SUNTRUST BANK


                                        By:_____________________________________
                                        Title:__________________________________


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                   [SIGNATURE PAGE 6 OF 6 TO FIRST AMENDMENT]

                                        BANK OF AMERICA, N.A.


                                        By:_____________________________________
                                        Title:__________________________________


                                        THE NORTHERN TRUST COMPANY


                                        By:_____________________________________
                                        Title:__________________________________


                                        WESTPAC BANKING CORPORATION


                                        By:_____________________________________
                                        Title:__________________________________


                                        THE BANK OF NEW YORK


                                        By:_____________________________________
                                        Title:__________________________________


                                        CITIBANK, N.A.


                                        By:_____________________________________
                                        Title:__________________________________


                                        MELLON BANK, N.A.


                                        By:_____________________________________
                                        Title:__________________________________